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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): April 22, 2010

                                    EDISON INTERNATIONAL
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-9936                  95-4137452
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 976)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
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                      Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

      At Edison International's Annual Meeting of Shareholders on April 22, 2010, four matters were submitted to a vote of the shareholders: the election of twelve directors, ratification of the appointment of the independent registered public accounting firm, an advisory vote on executive compensation, and a shareholder proposal entitled "Shareholder
Say on Executive Pay."

      Shareholders elected twelve nominees to the Board of Directors. The number of broker non-votes for each nominee was zero. The number of votes cast for and withheld from, and broker non-votes as to, each Director-nominee were as follows:

                                                 Number of Votes
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Name                                        For      Withheld      Broker
                                                                  Non-Votes
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Jagjeet S. Bindra                       228,963,452   5,457,656   32,286,756
Vanessa C.L. Chang                      226,372,017   8,049,091   32,286,756
France A. Cordova                       229,211,463   5,209,645   32,286,756
Theodore F. Craver, Jr.                 226,433,306   7,987,802   32,286,756
Charles B. Curtis                       229,745,287   4,675,821   32,286,756
Bradford M. Freeman                     224,304,614  10,116,494   32,286,756
Luis G. Nogales                         224,242,925  10,178,183   32,286,756
Ronald L. Olson                         205,406,469  29,014,639   32,286,756
James M. Rosser                         224,301,146  10,119,962   32,286,756
Richard T. Schlosberg, III              224,047,187  10,373,921   32,286,756
Thomas C. Sutton                        222,388,211  12,032,897   32,286,756
Brett White                             217,390,532  17,030,576   32,286,756
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      The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, which received the affirmative vote of a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The proposal received the following numbers of votes:

      For            Against      Abstentions        Broker Non-Votes
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  257,377,693       8,054,734      1,275,437                0
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      The advisory vote on executive compensation, which received the affirmative vote of a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The proposal received the following numbers of votes:

      For            Against      Abstentions        Broker Non-Votes
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  244,983,042      18,207,105      3,437,031              80,686
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      The shareholder proposal on "Shareholder Say on Executive Pay," did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following numbers of votes:

      For            Against      Abstentions        Broker Non-Votes
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   89,963,031      135,257,570     9,200,011            32,287,252
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                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                       /s/ Mark C. Clarke
                                       ______________________
                                       MARK C. CLARKE
                                       Vice President and Controller

Date:  April 23, 2010